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                                                                    EXHIBIT 1(a)



      [Form of Underwriting Agreement (for Debt Securities and Warrants)]

                            AMSOUTH BANCORPORATION

                            Underwriting Agreement

                                                            [Date]
                                                            New York, New York

To the Representatives
  named in Schedule I
  hereto of the Underwriters
  named in Schedule II hereto


Ladies and Gentlemen:

         AmSouth Bancorporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the principal amount of its securities identified in
Schedule I hereto (the "[Debt] Securities"), to be issued under an indenture, dated as of _________________ (the "Indenture"), between the Company and ______________________, as trustee (the "Trustee"). [The Company also proposes to issue warrants (the "Warrants") to purchase the aggregate principal amount listed in Schedule I hereto of the debt securities identified in Schedule I hereto (the "Warrant Securities"). The Warrants, if any, are to be issued pursuant to the Warrant Agreement listed in Schedule I hereto (the "Warrant Agreement") between the Company and the Warrant Agent listed in Schedule I hereto (the "Warrant Agent"). The Debt Securities and the Warrants, if any, are hereinafter referred to as the "Purchased Securities". The Purchased Securities and the Warrant Securities are hereinafter referred to as the "Securities".] If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof:

                  (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securi ties and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in
         Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and
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         may have used a Preliminary Final Prospectus (as defined below), each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering (as defined below) and, although the Basic Prospectus (as defined below) may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus (as defined below), the Basic Prospectus includes all such information required by the Act and the rules thereunder to be included therein as of the Effective Date (as defined below). The Company will file with the Commission pursuant to Rules 415 and 424(b) a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time (as defined below) or, to the extent not completed at the Execution Time, shall contain only such additional information (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) and other changes as the Company has advised you, prior to the Execution Time, will be included or made therein.

                  (b) On the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed in accordance with Rule 424(b) and on the Closing Date (as defined below), the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the respective rules thereunder; on the Effective Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Indenture did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and on the date of filing pursuant to Rule 424(b) and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualifica tion (Form T-1) under the Trust Indenture Act of the Trustee or any other trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection

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         with the preparation of the Registration Statement or any amendment thereto, or of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus or any amendment or supplement thereto.

                           (c) The terms that follow, when used in this
                  Agreement, shall have the meanings indicated.

                           "Basic Prospectus" shall mean the prospectus referred
                  to in paragraph (a) above contained in the Registration Statement at the Effective Date.

                           "Delayed Offering" shall mean an offering of
                  securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered.

                           "Effective Date" shall mean each date that the
                  Registration Statement or any post-effective amendment or amendments thereto became or become effective.

                           "Execution Time" shall mean the date and time that
                  this Agreement is executed and delivered by the parties hereto.

                           "Final Prospectus" shall mean the prospectus
                  supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus.

                           "Preliminary Final Prospectus" shall mean any
                  preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus.

                           "Registration Statement" shall mean the registration
                  statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall also mean such registration statement as so amended.

                           "Rule 415", "Rule 424" and "Regulation S-K" refer to
                  such rules or regulation under the Act.

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                  Any reference herein to the Registration Statement, the Basic
         Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act or pursuant to Rule 411 under the Act, in each case on or before the Effective Date or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

         2.  Purchase and Sale.

         (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in Schedule I hereto the principal amount of the [Purchased] Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of [Purchased] Securities pursuant to delayed delivery arrangements, the respective principal amounts of [Purchased] Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities (as defined below) determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

         (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase [Purchased] Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the [Purchased] Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal

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amount of [Purchased] Securities set forth in Schedule I hereto and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of [Purchased] Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of [Purchased] Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of [Purchased] Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

         3.  Delivery and Payment.

         (a) Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by wire transfer payable in same day funds to one or more accounts specified in writing by the Company at least one business day in advance of the Closing Date. Delivery of the Underwriters' Securities shall be made at the offices of [Sullivan & Cromwell, 125 Broad Street, New York, New York 10004]. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

         (b) The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 p.m., New York time, on the business day prior to the Closing Date.

         4. Agreements. The Company agrees with the several Underwriters that:

                  (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the

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         Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed. The Company will promptly advise the Representatives (i) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (ii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose, and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the second sentence of paragraph (a) of this Section 4, an amendment or supplement that will correct such statement or omission or effect such compliance, provided that any such amendment or supplement shall be made at the expense of the requesting Underwriter if such Underwriter's request for such amendment or supplement is received by the Corporation 90 days or more following the Closing Date.

                  (c) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act (including pursuant to Rule 158 under the Act).

                  (d) The Company will furnish to the Representatives, without charge, a copy of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The

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         Company will pay the expenses of printing or other production of all such documents relating to the offering.

                  [If applicable: (e) The Company will arrange, in cooperation with the Underwriters, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as is required for the distribution of the Securities and will arrange for the determination of the legality of the Securities for purchase by institutional investors, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.]

                  (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any debt securities issued or guaranteed by the Company, that have a maturity in excess of one year from the date of issue and that are substantially similar to the Securities (other than the Securities).

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) The Final Prospectus, and any supplement thereto, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) The Company shall have furnished to the Representatives the opinion or opinions of Carl L. Gorday, Esq., Assistant General Counsel of the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated or
                  organized and is validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction where the ownership of its properties or the character of its activities requires such qualification, except to the extent that any

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                  failure to so qualify would not have a material adverse effect on the business, operations or financial condition of the Company and its subsidiaries considered as a whole, and the Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended;

                           (ii) the [Purchased] Securities conform in all
                  material respects to the description thereof contained in the Final Prospectus under the caption "[Description of Securities]";

                           (iii) this Agreement, any Delayed Delivery Contracts,
                  the Indenture, the Debt Securities [the warrants and the Warrant Agreement] have been duly authorized, executed and delivered by the Company, and the terms of the Securities have been established in conformity with the provisions of the Indenture [or the Warrant Agreement, as the case my be];

                           [(iv) authorization for the listing of the [Debt]
                  Securities on the New York Stock Exchange has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the [Purchased] Securities with such securities exchange and such counsel has no reason to believe that the [Purchased] Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;]

                           (v) to the best of such counsel's knowledge, there is
                  no pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus under the caption "Certain Regulatory Considerations" [as supplemented under the caption "Recent Developments" in the Final Prospectus,] and in the Company's Annual Report on Form 10-K, incorporated by reference in the Final Prospectus, under the caption "Supervision and Regulation" or describing therein any legal proceedings or material contracts or agreements relating to the Company or any of its subsidiaries fairly summarize such matters;

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                           (vi) the Registration Statement has become effective
                  under the Act; any required filing of the Basic Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b), has been made in the manner and within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened, and the Registration Statement and the Final Prospectus (other than the financial statements and other financial and statistical information contained or incorporated therein as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and such counsel has no reason to believe that at the Effective Date the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that, at the date of the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time and at the Closing Date, the Final Prospectus contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made misleading; provided that such counsel need not express any opinion as to the statement of the eligibility and qualification of the Trustee or any other trustee under the Indenture;

                           (vii) no consent, approval, authorization or order of
                  any court or governmental agency or body is required for the consummation of the transactions contemplated by this Agreement except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the [Purchased] Securities by the Underwriters; and

                           (viii) neither the issue and sale of the Securities,
                  nor compliance by the Company with the provisions of the [Purchased] Securities, the Indenture, [the Warrant Agreement,] this Agreement or any Delayed Delivery Contracts, nor the consummation by the Company of any of the transactions therein contemplated nor the fulfillment by the Company of the terms thereof will conflict with, result in a breach of, or constitute a default under (1) the charter or by-laws of the Company, (2) the terms of any indenture or other agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party, or by which it is bound,
                  (3) any law or regulation known to such counsel to be applicable to the Company or any of its subsidiaries, or (4) any order known to such

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                  counsel to be applicable to the Company or any of its
                  subsidiaries of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of its subsidiaries; provided that such counsel need not express any opinion as to state securities laws.

         In rendering such opinion or opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Alabama, the General Corporation Law of the State of Delaware and the federal laws of the United States, to the extent specified in such opinion, upon the opinion of other counsel of good standing believed by such counsel to be reliable and who are satisfactory to the Underwriters, (B) as to certain other matters, on certificates of responsible officers of the Company, public officials and others deemed by such counsel to be responsible, and (C) with respect to the opinions set forth in paragraphs (vii), (viii)(1) and
         (viii)(3) on the opinion of Sullivan & Cromwell with respect to matters contained in such opinion but only with respect to the Federal laws of the United States, the laws of the State of New York and the General Corporation Law of the State of Delaware, subject to all limitations and qualifications set forth in such opinion. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

                  (c) The Company shall have furnished to the Representatives the opinion or opinions of Sullivan & Cromwell, special counsel for the Company, dated the Closing Date, to the effect that:

                           (i) the Company has been duly incorporated and is an
                  existing corporation in good standing under the laws of the State of Delaware;

                           (ii) the Indenture has been duly qualified under the
                  Trust Indenture Act; the [Debt] Securities [and the Warrants] have been duly authenticated, issued and delivered; the Indenture [, the Warrant Agreement] [and] [,] the Debt Securities [and the Warrants] constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; [and the Warrant Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and issued and delivered pursuant to the Warrant Agreement, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar

                                      -10-
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                  laws of general applicability relating to or affecting
                  creditors' rights and to general equity principles]; and

                           (iii) the Registration Statement, as of the Effective
                  Date, and the Final Prospectus, as of the date of the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, appeared on their face to be appropriately responsive, in all material respects relevant to the offering of the Securities, to the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder; provided that such counsel need not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Final Prospectus, or as to the statement of the eligibility and qualification of the Trustee or any other trustee under the Indenture.

         In rendering such opinion or opinions, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of New York, the General Corporation Law of the State of Delaware and the federal laws of the United States, to the extent specified in such opinion, upon the opinion of Carl L. Gorday, Esq., and (B) as to certain other matters, on certificates of responsible officers of the Company, public officials and others deemed by such counsel to be responsible. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

                  In addition, such counsel shall state that they have participated in discussions with representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and the Final Prospectus and related matters were discussed, and, although such counsel have not independently verified and assume no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus, nothing that came to such counsel's attention in the course of such procedures has caused such counsel to believe that, insofar as relevant to the offering of the Securities, the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as of the date of the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) after the Execution Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that such counsel need not express any opinion or belief as to the financial statements or other financial data

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         contained in the Registration Statement or Final Prospectus, or as to
         the statement of the eligibility and qualification of the Trustee or any other trustee under the Indenture.

                  (d) The Representatives shall have received from counsel for the Underwriters an opinion or opinions, dated the Closing Date, as to the matters set forth in Section 5(c) above, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                  (e) The Company shall have furnished to the Representatives a certificate or certificates of the Company, signed by the President, Senior Executive Vice President, Executive Vice President, Senior Vice President or Vice President, and the Chief Financial Officer, Chief Accounting Officer, Treasurer or Head of Corporate Finance of the Company, dated the Closing Date, to the effect that the signers of such certificate or certificates have examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                           (ii) no stop order suspending the effectiveness of
                  the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

                           (iii) since the date of the most recent financial
                  statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

                  (f) At the Closing Date, Ernst & Young, L.L.P. shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

                           (i) in their opinion the audited consolidated
                  financial statements and financial statement schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

                           (ii) on the basis of a reading of the latest
                  unaudited financial information made available by the Company and its subsidiaries; their limited review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited interim financial statements as indicated in their reports incorporated in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and executive and audit committees of the Company; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements included or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

                                    (1) any unaudited financial statements
                           included or incorporated in the Registration
                           Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements included or incorporated in the Registration Statement and the Final Prospectus; or

                                    (2) with respect to the period subsequent to
                           the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or any decreases in the stockholders' equity of the Company as compared with the amounts shown on the most recent consolidated balance sheet included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year, in net interest income, net interest income after provision for possible loan losses, income before taxes or total or per share amounts of net income of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; or

                                    (3) the amounts included in any unaudited
                           "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

                           (iii) they have performed certain other specified
                  procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual Report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

                  References to the Final Prospectus in this paragraph (f) include any supplement thereto at the date of the letter.

                  (g) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereto) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (f) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto).

                  (h) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                  (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, this Agreement and all obligations of the Underwriters hereunder may be canceled at the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the

Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

         7.  Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereto, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (A) made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or (B) contained in the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or any other Trustee; or (ii) the Company shall not be liable to any Underwriter (or any person who controls any Underwriter) under this subsection (a) with respect to the Basic Prospectus or any Preliminary Final Prospectus to the extent that
(x) any such loss, claim, damage or liability results from the fact that such Underwriter sold Securities to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Prospectus (excluding documents incorporated by reference) or of the Final Prospectus as then amended or supplemented (excluding documents incorporated by reference) if the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented), or (y) any such loss, claim, damage or liability of such Underwriter was caused by a defect in the Final Prospectus (as then amended or supplemented) delivered to such purchaser after the period referred to in Section 4(b) of this Agreement and such defect would not have existed before the expiration of such period. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure to so notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

         (d) If the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions (before deducting expenses), in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation that does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in
Schedule II hereto bears to the aggregate amount of Securities set forth opposite the names of all the remaining Underwriters) the Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that if the aggregate amount of Securities that the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. If any Underwriter shall default as set forth in this Section 8 and this Agreement shall not be terminated as a result of such default, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal or State authorities in New York or Alabama, or (iii) there shall have occurred any outbreak or material escalation of hostilities involving the United States, or the declaration by the United States of a national emergency or war or other calamity or crisis, the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder must be in writing and shall be effective only on receipt, and, if sent to the Representatives, must be mailed, delivered or telecopied and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, must be mailed, delivered or telecopied and confirmed to it at AmSouth Bancorporation, AmSouth-Sonat Tower, 1900 Fifth Avenue North, Birmingham, AL 35203, Attention: General Counsel (Telefax (205) 583-4497).

         12. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         13. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         14. Counterparts. This Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                                     Very truly yours,

                                                     AMSOUTH BANCORPORATION


                                                     By:_______________________
                                                         Name:
                                                         Title:

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

[NAMES OF REPRESENTATIVES]

By:  [NAME OF LEAD REPRESENTATIVE]


By:________________________
    Name:
    Title:

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                  SCHEDULE I

Underwriting Agreement dated ____________ __,_____

Registration Statement No. 333-______

Representative(s) (including address for notices) :

Title, Purchase Price and Description of Debt Securities:

         Title:

         Principal amount:

         Price to public (include accrued
         interest or amortization, if any):

         Purchase price to Underwriters (including accrued interest or amortization, if any):

         Maturity:

         Denominations:

         Sinking fund provisions:

         Redemption provisions:

         Interest rate:

         Interest payment dates:

         Other provisions:

Title and Description of Warrants (if any):

         Title:

         Warrant Agreement:

         Warrant Agent:

         Aggregate number:

         Exercise Date:

         Principal amount of Warrant
         Securities issuable per Warrant:

         Redemption provisions:

         Other provisions:

Title and Description of Warrant Securities (if any):

         Title:

         Principal amount:

         Price to public (include accrued
         interest or amortization, if any):

         Purchase price to Underwriters (including accrued interest or amortization, if any):

         Maturity:

         Denominations:

         Sinking fund provisions:

         Redemption provisions:

         Interest rate:

         Interest payment dates:

         Other provisions:

Closing Date, Time and Location:

Method of Payment:

Type of Offering:

Delayed Delivery Arrangements:

         Fee:

         Minimum principal amount of each contract:           $

         Maximum aggregate principal

         amount of all contracts:                             $

Modification of items to be covered by the letter from Ernst & Young, L.L.P. delivered pursuant to Section 5(g) at the Closing Date:

                                  SCHEDULE II

                                             Principal Amount
                                             of Securities to
Underwriters                                   be Purchased
------------                                 ----------------







                                             $
                                             -----------------
Total......................................  $
                                             =================

                                 SCHEDULE III

                           Delayed Delivery Contract

                                                                          [Date]

[Insert name and address
of lead Representative]

Ladies and Gentleman:

         The undersigned hereby agrees to purchase from AmSouth Bancorporation, a Delaware corporation (the "Company"), and the Company agrees to sell to the undersigned, on ___________, 19__ (the "Delivery Date"), $___________ principal amount of the Company's [Title of Securities] (the "Securities") offered by the Company's Prospectus dated ___________, 19__, and related Prospectus Supplement dated ___________, 19__, receipt of a copy of which is hereby acknowledged, at a purchase price of ___% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from ___________, 19__, to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 a.m., New York time, on the Delivery Date to or upon the order of the Company by wire transfer payable in same day funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the under signed of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither the undersigned nor the Company shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters

(the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other and any purported assignment without such consent shall be void.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.

                                              Very truly yours,

                                              ..................................
                                              (Name of Purchaser)

                                              By................................
                                                (Signature and Title of Officer)

                                              ..................................
                                              (Address)

Accepted:

AMSOUTH BANCORPORATION


By........................
   (Authorized Signature)

                                      -3-